SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2007

ARAMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-16807	23-3086414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone, including area code: 215-238-3000

N/A

(Former name and former address, if changed since last report)

ARAMARK SERVICES, INC.

(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone, including area code: 215-238-3000

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2007, ARAMARK Corporation (“Old ARAMARK”) was merged with and into ARAMARK Services, Inc. (the “Company”) with the Company being the surviving corporation (the “Merger”). In connection with the consummation of the Merger, the Company changed its name to ARAMARK Corporation and adopted the certificate of incorporation and bylaws attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events

As discussed above, on March 30, 2007, Old ARAMARK was merged with and into the Company with the Company being the surviving corporation. The Certificate of Ownership and Merger that effected the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Merger, the Company entered into (1) an Assumption Agreement pursuant to which the Company expressly assumed all of the obligations of Old ARAMARK under Old ARAMARK’s senior secured credit agreement dated January 26, 2007 (the “Assumption Agreement”) and (2) a Supplemental Indenture pursuant to which the Company expressly assumed all the obligations of Old ARAMARK under Old ARAMARK’s indenture dated January 26, 2007 relating to its 8 1/2 Senior Notes due 2015 and its Senior Floating Rate Notes due 2015 (the “Supplemental Indenture”). The Assumption Agreement and the Supplemental Indenture are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 3.1	Certificate of Incorporation of ARAMARK Corporation (formerly known as ARAMARK Services, Inc.)

Exhibit 3.2	Bylaws of ARAMARK Corporation (formerly known as ARAMARK Services, Inc.)

Exhibit 99.1	Certificate of Ownership and Merger (merging ARAMARK Corporation into ARAMARK Services, Inc.)

Exhibit 99.2	Assumption Agreement, dated as of March 30, 2007, relating to the Credit Agreement dated as of January 26, 2007 among ARAMARK Corporation, the other Borrowers and Loan Guarantors party thereto, the Lenders party thereto, Citibank, N.A., as administrative agent and collateral agent for the Lenders, and the other parties thereto from time to time

Exhibit 99.3	Supplemental Indenture, dated as of March 30, 2007, to the Indenture dated as of January 26, 2007 among ARAMARK Corporation, the Guarantors listed on the signature page thereto and The Bank of New York, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: March 30, 2007	By:	/s/ L. Frederick Sutherland
	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION (formerly known as ARAMARK Services, Inc.)

Date: March 30, 2007	By:	/s/ L. Frederick Sutherland
	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 3.1	Certificate of Incorporation of ARAMARK Corporation (formerly known as ARAMARK Services, Inc.)

Exhibit 3.2	Bylaws of ARAMARK Corporation (formerly known as ARAMARK Services, Inc.)

Exhibit 99.1	Certificate of Ownership and Merger (merging ARAMARK Corporation into ARAMARK Services, Inc.)

Exhibit 99.2	Assumption Agreement, dated as of March 30, 2007, relating to the Credit Agreement dated as of January 26, 2007 among ARAMARK Corporation, the other Borrowers and Loan Guarantors party thereto, the Lenders party thereto, Citibank, N.A., as administrative agent and collateral agent for the Lenders, and the other parties thereto from time to time.

Exhibit 99.3	Supplemental Indenture, dated as of March 30, 2007, to the Indenture dated as of January 26, 2007 among ARAMARK Corporation, the Guarantors listed on the signature page thereto and The Bank of New York, as Trustee.